SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Unified Series Trust

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Unified Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Unified Series Trust (the “Trust”), to be held at 10:00 a.m., Eastern time, on September 6, 2022 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of each series of the Trust (the “Shareholders”) will be asked to vote on a proposal to elect the following individuals to the Board of Trustees of the Trust: Freddie Jacobs Jr., Catharine Barrow McGauley, Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided or voting by telephone at your earliest convenience.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that, at all times, a majority of the Trustees have been elected by Shareholders and requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board now proposes to have Shareholders elect two new Trustees, Freddie Jacobs Jr. and Catharine Barrow McGauley, (each a “Nominee” and collectively, the “Nominees”) and re-elect Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson (each an “Incumbent Trustee”) to serve on the Board of Trustees of the Trust.

The Board of Trustees nominated Freddie Jacobs Jr. and Catharine Barrow McGauley, subject to Shareholder approval, to serve on the Board at a meeting held on May 19-20, 2022, and the Messrs. Condon, Hippenstiel, Little and Tritschler were appointed at the Trust’s organizational Board meeting on December 18, 2022 and were elected by the Trust’s Shareholders on December 18, 2002. Messrs. Grant and Carson were previously appointed by the Board without Shareholder approval on May 19, 2008 and August 19, 2020, respectively. The Board recommends that you vote “FOR” the election of each Trustee to serve on the Board of Trustees of the Trust.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than September 5, 2022.

You can vote in one of four ways:

o Over the Internet, through the website listed on the proxy card,

o By telephone, using the toll-free number listed on the proxy card,

o By mail, using the enclosed proxy card -- be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

o In person at the shareholder meeting on September 6, 2022.

We encourage you to vote by telephone or online using the control number that appears on the enclosed proxy card. Use of telephone and online voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

The Trust is sensitive to the health and travel concerns the Trust’s Shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Trust will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Trust may not deliver additional soliciting materials to Shareholders or otherwise amend the Trust’s proxy materials. The Trust plans to announce these changes, if any, at www.okapivote.com/USTMeeting and encourages you to check this website prior to the Special Meeting if you plan to attend.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 1-844-343-2643.

Sincerely,

Martin R. Dean

President

Unified Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 10:00 A.M., EASTERN TIME, ON SEPTEMBER 6, 2022. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT WWW.OKAPIVOTE.COM/UST OR BY CALLING OKAPI PARTNERS LLC, TOLL-FREE AT 1-844-343-2643.

Dear Shareholders:

NOTICE IS HEREBY GIVEN BY the Board of Trustees of Unified Series Trust, an open-end management investment company organized as an Ohio statutory trust (the “Trust”), that a Special Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of each series of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds”) will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, at 10:00 A.M., Eastern time, on September 6, 2022. The purpose of the Meeting is to consider and vote on the following matters.

Proposal	Funds Voting	Recommendation of the Board of Trustees

1.       To elect the following individuals

to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.	ALL	FOR
Catharine Barrow McGauley	ALL	FOR
Kenneth G.Y. Grant	ALL	FOR
Daniel J. Condon	ALL	FOR
Gary A. Hippenstiel	ALL	FOR
Stephen A. Little	ALL	FOR
Ronald C. Tritschler	ALL	FOR
David R. Carson	ALL	FOR

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of each series of the Trust, voting separately, must approve each Trustee.

It is not anticipated that any matter other than the election of Trustees will be brought before the Meeting.

Shareholders of record as of the close of business on July 5, 2022 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

YOUR VOTE IS IMPORTANT

PLEASE VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

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By order of the Board of Trustees of the Trust,

Elisabeth Dahl
Secretary
Dated: August 2, 2022	Unified Series Trust
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SCHEDULE A

Crawford Large Cap Dividend Fund

Crawford Small Cap Dividend Fund

Crawford Multi-Asset Income Fund

Dean Mid Cap Value Fund

Dean Small Cap Value Fund

Channel Short Duration Income Fund

Appleseed Fund

Auer Growth Fund

Tactical Multi-Purpose Fund

Fisher Investments Institutional Group Stock Fund for Retirement Plans

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans

Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund

Fisher Investments Institutional Group U.S. Small Cap Equity Fund

Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund

Silk Invest New Horizons Frontier Fund

Standpoint Multi-Asset Fund

Absolute Core Strategy ETF

Ballast Small/Mid Cap ETF

LHA Tactical Beta Variable Series Fund

OneAscent Large Cap Core ETF

OneAscent Core Plus Bond ETF

NightShares 500 ETF

NightShares 2000 ETF

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:  What is happening? Why did I get this package of materials?

A:  You received this package because you are a Shareholder of one or more of the following series of Unified Series Trust (the “Trust”): Crawford Large Cap Dividend Fund, Crawford Small Cap Dividend Fund, Crawford Multi-Asset Income Fund, Dean Mid Cap Value Fund, Dean Small Cap Value Fund, Channel Short Duration Income Fund, Appleseed Fund, Auer Growth Fund, Tactical Multi-Purpose Fund, Fisher Investments Institutional Group Stock Fund for Retirement Plans, Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund, Fisher Investments Institutional Group U.S. Small Cap Equity Fund, Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund, Silk Invest New Horizons Frontier Fund, Standpoint Multi-Asset Fund, Absolute Core Strategy ETF, Ballast Small/Mid Cap ETF, LHA Tactical Beta Variable Series Fund, OneAscent Large Cap Core ETF, OneAscent Core Plus Bond ETF, NightShares 500 ETF and NightShares 2000 ETF. The Trust is conducting a special meeting of Shareholders of the Funds (the “Meeting”) scheduled to be held at 10:00 a.m., Eastern Time, on September 6, 2022.

Q:  What am I being asked to vote on?

A:  You are being asked to elect the following individuals to the Board of Trustees of the Trust: Freddie Jacobs Jr., Catharine Barrow McGauley, Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof.

Q:  Why am I being asked to elect Trustees?

A:  The Investment Company Act of 1940, as amended (the "1940 Act"), requires that, at all times, a majority of the Trustees have been elected by Shareholders and requires a certain percentage of the Trustees to have been elected by Shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board now proposes to have Shareholders elect Freddie Jacobs Jr. and Catharine Barrow McGauley as new Trustees (the “Nominees”) and re-elect Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson (the “Incumbent Trustees”) to serve on the Board of Trustees of the Trust.

Q:  Does the Board recommend that Shareholders vote to approve the election of the Trustees?

A:  Yes. The Board unanimously recommends that the Shareholders of the Funds vote to elect Freddie Jacobs Jr. and Catharine Barrow McGauley and re-elect Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson to serve on the Board of Trustees of the Trust.

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Q:  Who is eligible to vote?

A:  Shareholders of record at the close of business on July 5, 2022 are entitled to be present and to vote at the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q:  How do I ensure that my vote is accurately recorded?

A:  You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q:  May I revoke my proxy?

A:  You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  What will happen if there are not enough votes to have the Meeting?

A:  It is important that Shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than September 5, 2022 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or Okapi Partners LLC, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to elect each Trustee, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:  What happens if Proposal 1 is not approved?

A:  If the Shareholders of the Funds do not re-elect one or more of the Incumbent Trustees, those Trustees will continue to serve on the Board of Trustees. If the Shareholders do not elect one or more of the Nominees (Freddie Jacobs, Jr. or Catharine Barrow McGauley), the Board may reconsider whether to adjourn and reconvene the Shareholder Meeting, use its authority to appoint one or more Nominee without Shareholder approval, or may consider alternative Board candidates/nominees.

Q:  Who will pay for the proxy solicitation?

A:  Each Series of the Trust is paying a pro-rata portion of this proxy solicitation.

Q:  Whom should I call for additional information about the Proxy Statement?

A: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC toll-free at 1-844-343-2643.

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Unified Series Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 6, 2022

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Unified Series Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of each series of the Trust: Crawford Large Cap Dividend Fund, Crawford Small Cap Dividend Fund, Crawford Multi-Asset Income Fund, Dean Mid Cap Value Fund, Dean Small Cap Value Fund, Channel Short Duration Income Fund, Appleseed Fund, Auer Growth Fund, Tactical Multi-Purpose Fund, Fisher Investments Institutional Group Stock Fund for Retirement Plans, Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund, Fisher Investments Institutional Group U.S. Small Cap Equity Fund, Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund, Silk Invest New Horizons Frontier Fund, Standpoint Multi-Asset Fund, Absolute Core Strategy ETF, Ballast Small/Mid Cap ETF, LHA Tactical Beta Variable Series Fund, OneAscent Large Cap Core ETF, OneAscent Core Plus Bond ETF, NightShares 500 ETF and NightShares 2000 ETF (each a “Fund” and together, the “Funds”). The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement and form of proxy are being first mailed to Shareholders on or about August 2, 2022.

The purpose of the Meeting is to consider and vote on the following matters.

1.       To elect the following individuals to serve on the Board of Trustees of the Trust:

a.	Freddie Jacobs Jr.
b.	Catharine Barrow McGauley
c.	Kenneth G.Y. Grant
d.	Daniel J. Condon
e.	Gary A. Hippenstiel
f.	Stephen A. Little
g.	Ronald C. Tritschler
h.	David R. Carson

Shareholders of each Fund, voting separately, must approve each Trustee.

2.       To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on July 5, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A Shareholder may revoke a proxy at any time prior to use by

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filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Okapi Partners LLC (“Okapi”) will solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to Shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The cost of these services is expected to be approximately $92,542 and will be paid by the respective Series of the Trust.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or a Fund’s investment adviser. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The Trust has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	ELECTION OF TRUSTEES

In this proposal, Shareholders of the Funds are being asked to elect Freddie Jacobs, Jr. and Catharine Barrow McGauley (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Shareholders of the Funds are also being asked to re-elect Messrs. Condon, Hippenstiel, Little, Tritschler, Grant and Carson, who are Incumbent Trustees. Messrs. Grant and Carson were appointed to that position by the Board on May 19, 2008 and August 19, 2020, respectively. The Investment Company Act of 1940, as amended (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have Shareholders elect all Incumbent Trustees to their current positions.

Mr. Jacobs and Ms. McGauley were nominated for election to the Board by the Nominating Committee (the “Nominating Committee”) of the Board of Trustees. The Nominating Committee consists of all current Trustees, who are not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”). For the purposes of evaluating the qualifications of candidates to the Board and of nominating qualified candidates for trustee membership on the Board, the Nominating Committee interviewed several candidates.

The Nominating Committee, at a meeting held on May 19, 2022, recommended to the Board that Mr. Jacbos and Ms. McGauley be nominated to the Board of Trustees. The Board approved the nomination at the same meeting. If elected, Mr. Jacobs and Ms. McGauley will be considered Independent Trustees as that term is defined under the 1940 Act.

Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little and Ronald C. Tritschler were appointed to the Board by the initial sole Trustee of the Trust at the Trust’s organizational meeting held on December 18, 2002, and were elected by the Trust’s Shareholders on December 18, 2002. Mr. Kenneth G. Y. Grant was appointed as a Trustee by the Board at a meeting held on May 19, 2008 and Mr. David R. Carson was appointed by the Board at a meeting held on August 19, 2020.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that, at all times, a majority of the Trustees have been elected by Shareholders and that a certain percentage of the Trustees have been

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elected by the shareholders before the Board can appoint any new Trustees. To facilitate future compliance with these requirements, the Board now proposes to have Shareholders elect Freddie Jacobs Jr. and Catharine Barrow McGauley and re-elect Kenneth G.Y. Grant, Daniel J. Condon, Gary A. Hippenstiel, Stephen A. Little, Ronald C. Tritschler, and David R. Carson to serve on the Board of Trustees of the Trust.

Information about the Nominees

Below is information about each nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the nominees makes each highly qualified.

Generally, the Trust believes that the nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each nominee possesses experiences, qualifications, and skills valuable to the Funds. Each nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information.

New Independent Trustee Nominees

The Nominating Committee concluded that Freddie Jacobs, Jr. should serve as a Trustee of the Trust because he has more than 25 years of experience in the mutual funds industry serving in various roles. He currently serves as the Chief Operating Officer and Chief Risk Officer of Northeast Retirement Systems (NRS) and its subsidiary Global Trust Company (GTC). Mr. Jacobs is responsible for the day-to-day operational delivery of NRS solutions to clients, the technology that supports those services/solutions as well as the compliance, risk and GTC finance funds. He has over 25 years in the mutual fund industry. Mr. Jacobs currently serves as a Trustee and Chair of the Finance Committee for Buckingham Browne & Nichols and a Trustee of Peak Income Plus Fund. He also serves as a board member for the Sportsmen’s Tennis and Enrichment Center and New England Tennis Association, and as Chairman of the Board for the Crispus Attucks Fund. Prior to joining NRS in 2013 Mr. Jacobs spent two years at JP Morgan where he was responsible for the 1940 Act Compliance Reporting Services Team and four years with State Street Bank as a Risk Manager for Investor Services.

Prior to State Street's acquisition of Investors Bank and Trust (IBT) Mr. Jacobs was the Director of Operational Risk and Compliance for Mutual Fund Administration at IBT. Mr. Jacobs began his career as an auditor at Arthur Andersen and later worked at U.S. Bancorp Fund Services as an AVP in Fund Administration. Mr. Jacobs graduated from Hampton University with a Bachelor's degree in Accounting. He is a Certified Public Accountant licensed in Wisconsin. These experiences were favorable factors in determining that Mr. Jacobs should be elected to the Board.

The Nominating Committee concluded that Catharine Barrow McGauley should serve as a Trustee of the Trust because she has over 20 years of financial services industry experience which includes institutional and individual portfolio management, securities research, and risk management. She currently serves as lead portfolio manager for Atlantic Charter Insurance (ACI), one of Massachusetts’ leading workers’ compensation insurers. Ms. McGauley also currently serves as an investment councilor to a family office and senior analyst/advisor for a large real estate company in Boston and related family. Prior to joining ACI in 2010, Ms. McGauley spent two years as an investment advisor at JP Morgan where she managed over $100 million of investments for high net worth clients. She also spent four years as a portfolio manager with Wilmington Trust/Bigham Legg Advisors where she was a voting member of the firm’s investment

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committee whose responsibility was to determine the core strategic and tactical allocation of assets in client accounts. In addition, she is an active investment committee member for several charities and was elected as a Trustee of Peak Income Plus Fund in May, 2022. These experiences were favorable factors in determining that Ms. McGauley should be elected to the Board.

The following table provides information regarding the Nominees. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Freddie Jacobs Jr. (1970) Independent Trustee Nominee

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2021- present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Chair of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020– present); Board Member and Treasurer of New England Tennis Association (2017 – present); Board Member of Camp Harbor View (2020 – present). Trustee, Peak Income Plus Fund (May, 2022 – present)

Previous: SVP, Senior Risk Officer NRS (2013 – 2019)

Catharine Barrow McGauley (1977) Independent Trustee Nominee

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, since 2010; Investment Councilor of a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Trustee, Peak Income Plus Fund (May 2022-present)

*The address for each Trustee Nominee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this Proxy Statement the Trust consists of, and each Trustee Nominee would oversee, 31 series.

Incumbent Independent Trustees

The Nominating Committee concluded that Stephen A. Little should continue to serve as a Trustee of the Trust. Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Little previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held

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NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry. These experiences, together with Mr. Little’s understanding of the Trust, having served as a Trustee since 2002, were favorable factors in determining that Mr. Little should be re-elected to the Board.

The Nominating Committee concluded that Gary E. Hippenstiel should continue to serve as a Trustee of the Trust. Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Hippenstiel previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry. These experiences, together with Mr. Hippenstiel’s understanding of the Trust, having served as a Trustee since 2002, were favorable factors in determining that Mr. Hippenstiel should be re-elected to the Board.

The Nominating Committee concluded that Daniel J. Condon should continue to serve as a Trustee of the Trust. Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chairman of the Board. He previously served and Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. He has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Condon also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience. These experiences, together with Mr. Condon’s understanding of the Trust, having served as a Trustee since 2002, were favorable factors in determining that Mr. Condon should be re-elected to the Board.

The Nominating Committee concluded that Ronald C. Tritschler should continue to serve as a Trustee of the Trust. Mr. Tritschler has been an Independent Trustee of the Trust since its inception in 2002. He currently serves as Chairman of the Audit Committee. He has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Tritschler also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Hartland Executive Home Owners’ Association. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace University and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience and has now served on the Board since 2002. These experiences, together with Mr. Tritschler’s understanding of the Trust, having served as a Trustee since 2002, were favorable factors in determining that Mr. Tritschler should be re-elected to the Board.

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The Nominating Committee concluded that Kenneth G.Y. Grant should continue to serve as a Trustee of the Trust. Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Governance and Nominating Committee. He previously served as Chairman of the Board and has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management. These experiences, together with Mr. Grant’s understanding of the Trust, having served as a Trustee since 2002, were favorable factors in determining that Mr. Grant should be re-elected to the Board.

Incumbent Independent Trustees Messrs. Grant, Hippenstiel, Tritschler, Condon, and Little each have experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant also have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund.

The following table provides information regarding the Incumbent Independent Trustees. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

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Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to May 2022; Chairman of the Governance & Nominating Committee May 2022 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund. Trustee, Peak Income Plus Fund (May, 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950)

Chairman, May 2022 to present; Chairman of the Audit Committee Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present.

Current: Retired (2017 - present) Trustee, Peak Income Plus Fund (May, 2022 – present).
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee, May 2022 to present; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

Trustee, Peak Income Plus Fund (May, 2022 – present).

Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993. Trustee, Peak Income Plus Fund (May, 2022 – present).
Ronald C. Tritschler (1952) Chairman of the Audit Committee May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present). Director of First State Bank of the Southeast (since 2000).

Trustee, Peak Income Plus Fund (May, 2022 – present).

*The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this Proxy Statement the Trust consists of, and each Trustee oversees, 31 series.

Incumbent Interested Trustee

The Nominating Committee concluded that David R. Carson should continue to serve as a Trustee of the Trust. Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Since 2013, Mr. Carson has been a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. He also serves as a Trustee of Peak Income Plus Fund. These experiences, together with Mr. Carson’s understanding of the Trust, having served as a Trustee since 2020, were favorable factors in determining that Mr. Carson should be re-elected to the Board.

Mr. Carson’s experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day to day administration of the Fund.

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The following table provides information regarding the Incumbent Interested Trustee. Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present

Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.

Trustee, Peak Income Plus Fund (May, 2022 – present).

*The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this Proxy Statement the Trust consists of, and each Trustee oversees, 23 series.

Trust Officers

The following table provides information regarding the officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer and CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Relationship Manager, November 2009 to present	Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.
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Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Senior Vice President and Chief Compliance Officer, AMLCO and FINOP at Northern Lights Distributors, LLC (since 2020) and Ultimus Fund Distributors, LLC (since 2011).
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC. Previous: Manager, Financial Administration, Ultimus Fund Solutions, LLC, since June 2016.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this Proxy Statement the Trust consists of, and each Trustee oversees, 23 series.

Equity Securities Owned by Incumbent Trustees and Nominees

The following table shows the dollar range of the shares beneficially owned by each Nominee and Incumbent Trustee as of July 5, 2022.

Trustee/Nominee	Dollar Range of the Funds’ Shares
Daniel J. Condon	None
Gary E. Hippenstiel	None
Ronald C. Tritschler	None
Stephen A. Little	$1 - $10,000
Kenneth G.Y. Grant	$100,001 - $500,000
Freddie Jacobs Jr.	None
Catharine Barrow McGauley	None
David R. Carson	None

* The “Funds” refer to all active Funds in the Trust as of July 5, 2002.

Trustee Compensation

The following table details the amount of compensation received by each Incumbent Trustee for the fiscal year ended June 30, 2022. The Board held four regular meetings and three special during fiscal year ended June 30, 2022. All of the Trustees attended the Board meetings.

Mr. Jacobs and Ms. McGauley were not Trustees during the fiscal year ended June 30, 2022, so they did not receive any compensation from the Trust, and they did not attend any Board meetings as Trustees. The Trust does not have a bonus, profit sharing, pension, or retirement plan.

Name and Position	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Daniel J. Condon, Independent Trustee and	$ 80,428	$ 0	$ 0	$ 85,173
and Chairman of the Board
Kenneth G.Y. Grant, Independent Trustee and	$ 86,165	$ 0	$ 0	$ 91,203
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Chairman of the Governance & Nominating Committee
Gary E. Hippenstiel, Independent Trustee and	$ 80,428	$ 0	$ 0	$ 85,173
Chairman of the Pricing & Liquidity Committee
Ronald C. Tritschler, Independent Trustee and Chairman of the Audit Committee	$ 69,962	$ 0	$ 0	$ 74,049
Stephen A. Little, Independent Trustee	$ 69,212	$ 0	$ 0	$ 73,299
David R. Carson, Interested Trustee	$ 0	$ 0	$ 0	$ 0

* The “Funds” refer to all active Funds in the Trust as of July 5, 2022.

Leadership Structure, Risk Management and Committees

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

•          The Audit Committee consists of Messrs. Tritschler, Condon and Grant. Upon approval of this proxy or shortly thereafter, Mr. Jacobs will join the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended June 30, 2022.

•	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Hippenstiel and Grant, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. Upon approval of this proxy or shortly thereafter, Ms. McGauley will replace Mr. Grant on the Pricing & Liquidity Committee. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended June 30, 2022.

•	The Governance & Nominating Committee currently consists of all of the Independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from Shareholders. The Committee met four times during the fiscal year ended June 30, 2022.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

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The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust Northern Lights Compliance Services, LLC, which provides a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their Advisers and Sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns and restrictions related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified at the next in-person meeting, as required by the SEC’s relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken via video conference pursuant to exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. At the Trustees in-person meeting in May, 2022, they ratified prior actions via video conference pursuant to exemptive relief. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)       Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)       Code of Ethics review

(3)       NAV Errors, if any

(4)       Distributor Compliance Reports

(5)       Timeliness of SEC Filings

(6)       Dividends and other Distributions

(7)       List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)       Review of 12b-1 Payments

(9)       Multiple Class Expense Reports

(10)       Anti-Money Laundering/Customer Identification Reports

(11)       Administrator and CCO Compliance Reports

(12)       Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

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On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

PROPOSAL 2:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on July 5, 2022 (the “Record Date”) as the record date for the determination of Shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows.

Fund	Shares Outstanding as of July 5, 2022
Crawford Large Cap Dividend Fund Class I	4,093,559
Crawford Large Cap Dividend Fund Class C	208,854
Crawford Small Cap Dividend Fund	6,985,185
Crawford Multi-Asset Income Fund	5,336,761
Dean Mid Cap Value Fund	3,352,684
Dean Small Cap Value Fund	9,755,732
Channel Short Duration Income Fund	3,244,764
Appleseed Fund Institutional Class	4,177,147
Appleseed Fund Investor Class	2,370,857
Auer Growth Fund	2,381,805
Tactical Multi-Purpose Fund	2,501
Fisher Investments Institutional Group Stock Fund for Retirement Plans	15,356
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	15,356
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Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	315,350
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	315,149
Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund	15,361
Fisher Investments Institutional Group U.S. Small Cap Equity Fund	15,946
Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund	15,576
Silk Invest New Horizons Frontier Fund	1,858,198
Standpoint Multi-Asset Fund Institutional Class	27,496,377
Standpoint Multi-Asset Fund Investor Class	2,769,038
Absolute Core Strategy ETF	2,600,000
Ballast Small/Mid Cap ETF	1,975,000
LHA Tactical Beta Variable Series Fund	5,000
OneAscent Large Cap Core ETF	2,775,000
OneAscent Core Plus Bond ETF	4,650,000
NightShares 500 ETF	125,000
NightShares 2000 ETF	125,000

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of a Fund) is present at the Meeting, the affirmative vote of a plurality of the outstanding shares of a Fund will result in the approval of Proposal 1 with respect to that Fund. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Shares as to which a proxy card is returned by a Shareholder but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes

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of determining a quorum and will be treated as votes against the Proposal. “Broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a Shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a Shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE does not consider Proposal 1 to be voted upon at the Meeting to be a non-routine matter that affects substantially a Shareholder’s rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially 1% of the outstanding shares of the Funds.

5% Shareholders. As of the Record Date, the following Shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Fund	Name and Address	% Ownership (Record)
Crawford Large Cap Dividend Fund Class I	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	34.10%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.42%
Crawford Large Cap Dividend Fund Class C	Raymond James & Associates, Inc. FBO Anthony L. Collins Sr. and Mary Ellen Collins 880 Carillon Parkway St. Petersburg, FL 33716	9.87%
	Raymond James & Associates, Inc. FBO Peter Phillips 880 Carillon Parkway St. Petersburg, FL 33716	6.85%
	Raymond James & Associates, Inc. FBO Anthony L. Collins Jr.TTEE 880 Carillon Parkway St. Petersburg, FL 33716	6.02%
Crawford Small Cap Dividend Fund	Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.71%
	SEI Private Trust Company ID # 337 1 Freedom Valley Drive Oaks, PA 19456	16.42%
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	SEI Private Trust Company* ID # 683 1 Freedom Valley Drive Oaks, PA 19456	13.48%
	LPL Financial/FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150	6.53%
Crawford Multi-Asset Income Fund	SEI Private Trust Company* ID # 683 1 Freedom Valley Drive Oaks, PA 19456	30.30%
	SEI Private Trust Company* ID # 337 1 Freedom Valley Drive Oaks, PA 19456	33.17%
	Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.47%
Dean Mid Cap Value Fund	National Financial Services LLC #532 499 Washington Blvd. Jersey City, NJ 07310	6.01%
	National Financial Services LLC #533 499 Washington Blvd. Jersey City, NJ 07310	7.71%
	Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	35.92%
Dean Small Cap Value Fund	Firtan & Co. P.O. Box 1806 Manhattan, KS 66505	13.97%
	LPL Financial 9785 Towne Center Dr. San Diego, CA 92121	6.22%
	Charles Schwab and Co Inc. 101 Montgomery St. San Francisco, CA 94104	18.71%
	Wells Fargo Clearing Services, LLC 2801 Market St. St. Louis, MO 63103	10.98%
Channel Short Duration Income Fund	Midwest Trust Company 5901 College Blvd., Suite 100 Overland Park, KS 66211	89.57%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	9.78%
Appleseed Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	19.46%
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	Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07303	50.24%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	19.99%
Appleseed Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	22.19%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	9.30%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	28.75%
Auer Growth Fund	TD Ameritrade fbo Bryan L. Auer IRA TD Ameritrade Clearing Custodian P.O. Box 2226 Omaha, NE 68103	30.97%
	TD Ameritrade fbo Bryan P. Auer TD Ameritrade Clearing Custodian P.O. Box 2226 Omaha, NE 68103	27.56%
	Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	13.29%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.06%
Tactical Multi-Purpose Fund	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.96%
Fisher Investments Institutional Group Stock Fund for Retirement Plans	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.99%
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.99%
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	100.00%
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	100.00%
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Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.99%
Fisher Investments Institutional Group U.S. Small Cap Equity Fund	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.99%
Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund	Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, Washington 98607	99.99%
Silk Invest New Horizons Frontier Fund	Northern Trust as Custodian FBO/Mercy Investment Services, Inc. PO Box 92956 Chicago, IL 60675	91.14%
Standpoint Multi-Asset Fund Institutional Class	Charles Schwab & Co. Inc. Special Custody Account* 211 Main St. San Francisco, CA 94105	40.62%
	TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	22.44%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	27.14%
Standpoint Multi-Asset Fund Investor Class	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	63.65%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.69%
	TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	10.26%
Absolute Core Strategy ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	51.39%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	37.20%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.23%
Ballast Small/Mid Cap ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	13.62%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	42.28%
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	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.33%
	Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	5.27%
LHA Tactical Beta Variable Series Fund	Little Harbor Advisors, LLC 30 Doaks Lane Marblehead, MA 01945	100.00%
OneAscent Large Cap Core ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	75.58%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	18.62%
OneAscent Core Plus Bond ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	31.55%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	80.00%
NightShares 500 ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.14%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.70%
	Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	34.55%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	20.05%
	E*Trade Securities LLC 200 Hudson Street, Suite 501 Jersey City, NJ 07311	9.332%
NightShares 2000 ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	14.42%
	Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	67.40%
	BofA Securities, Inc. 4804 Dear Lake Drive E Jacksonville, FL 32246	9.83%

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ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Investment Advisers. The following is a list of all investment advisers to the series of the Trust.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. Crawford is located at 600 Galleria Parkway SE, Suite 1650, Atlanta, GA 30339.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Mid Cap Value Fund and the Dean Small Cap Value Fund. Dean is located at 3500 Pentagon Blvd., Suite 200, Beavercreek, OH 45431

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Mid Cap Value Fund and the Dean Small Cap Value Fund. DCM is located at 7400 West 130th Street, Suite 350, Overland Park, KS 66213.

4.	Channel Investment Partners LLC (“Channel”) serves as the investment adviser to the Channel Short Duration Income Fund. Channel is located at 4601 N. Fairfax Drive, Ste. 1200, Arlington, VA 22203.

5.	Pekin Hardy Strauss, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Pekin is located at 161 N. Clark Street, Suite 2200, Chicago, IL 60601.

6.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. SBA is located at 8801 River Crossing Blvd., Suite 100, Indianapolis, IN 46240.

7.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds. Fisher Investments is located at 5525 NW Fisher Creek Drive, Camas, WA 98607

8.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Invest is located at 63/66 Hatton Garden, Fifth Floor Suite 23, London, U.K. EC1N 8LE.

9.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Fund. Standpoint is located at 4250 N. Drinkwater Blvd., Suite 300, Scottsdale, AZ 85251.

10.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Core Strategy ETF. Absolute is located at 4 North Street, Suite 2, Hingham, MA 02043.

11.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Core Strategy ETF. St. James is located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219.

12.	Ballast Asset Management, LP (“Ballast”) serves as the adviser to the Ballast Small/Mid Cap ETF. Ballast is located at 100 Crescent Court, Suite 1825, Dallas, TX 75201.

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13.	Little Harbor Advisors, LLC (“LHA”) serves as the adviser to the LHA Tactical Beta Variable Series Fund. LHA is located at 30 Doaks Lane, Marblehead, MA 01945.

14.	OneAscent Investment Solutions, LLC (“OAIS”) serves as the adviser to the OneAscent Large Cap Core ETF and the OneAscent Core Plus Bond ETF. OAIS is located at 23 Inverness Center Parkway, Birmingham, Alabama 35242.

15.	Teachers Advisors, LLC (“TAL”) serves as the subadviser to the OneAscent Core Plus Bond ETF. TAL is located at 730 Third Avenue, New York, NY 10017.

16.	AlphaTrAI Funds, Inc. (“AlphaTrAI”) serves as the adviser to NightShares 500 ETF and the NightShares 2000 ETF. AlphaTrAI is located at 500 Tamal Plaza, Corte Madera, CA 94925.

17.	Exchange Traded Concepts, LLC (“ETC”) serves as the subadviser to the NightShares 500 ETF and the NightShares 2000 ETF. ETC is located at 295 Madison Avenue, 26th Floor, New York, NY 10017.

Principal Underwriters. Northern Lights Distributors, LLC (the “NLD”) and Ultimus Fund Distributors, LLC (“UFD”) (collectively, the “Underwriters”) each serve as the principal underwriter for distribution of the certain Funds’ shares. UFD serves as underwriter of the following Funds of the Trust: Appleseed Fund, Auer Growth Fund, Crawford Large Cap Dividend Fund, Crawford Small Cap Dividend Fund, Crawford Multi-Asset Income Fund, Dean Mid Cap Value Fund, Dean Small Cap Value Fund, and Channel Short Duration Income Fund. NLD serves as underwriter of the remaining Funds in Trust. NLD is located at 17605 Wright Street, Omaha, Nebraska 68130, and UFD is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services and accounting and pricing services to the Funds. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Transfer Agent Services. Brown Brothers Harriman & Co. (“BBH”) and Ultimus provide transfer agent and shareholder services to the Funds. BBH provides transfer agent and shareholder services for the Absolute Core Strategy ETF, Ballast Small/Mid Cap ETF, OneAscent Large Cap Core ETF, OneAscent Core Plus Bond ETF, NightShares 500 ETF, and NightShares 2000 ETF. Ultimus provides transfer agent and shareholder services for the remaining Funds in the Trust. BBH is located at 50 Post Office Square, Boston, Massachusetts 02110.

Custodians. Huntington National Bank (“Huntington”), U.S. Bank, N.A. (“U.S. Bank”), BBH, and Fifth Third Bank, N.A. (“Fifth Third”) (collectively, the “Custodians”) each serve as a custodian for certain of the Funds’ investments. Huntington is located at 41 South High Street, Columbus, OH 43215, U.S. Bank is located at 1555 N. Rivercenter Drive, Milwaukee, WI 53212, BBH is located at 50 Post Office Square, Boston, MA 02110. and Fifth Third is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) is the independent registered public accounting firm for the Funds. Cohen is located at 151 N. Franklin Street, Suite 575, Chicago, Illinois 60606.

Annual and Semiannual Reports.  Each Fund will furnish, without charge, a copy of its most recent Annual Report and most recent Semi-Annual Report succeeding such Annual Report, if any, upon request.

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OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of Shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for Shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of Shareholder communications to the Board of Trustees. The Trust has not received any Shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, Shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a Shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of Shareholders of the Fund are not required unless there is a particular requirement under the Investment Company Act that must be met by convening such a Shareholder meeting. Any Shareholder proposal should be sent to Unified Series Trust, Attn: Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at the Shareholder meetings. The Trust does not have a policy requiring Trustees to attend Shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to Shareholders who share the same address unless the Trust has received different instructions from one or more of the Shareholders. The Fund will deliver promptly to a Shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. To request a copy of the proxy statement at no charge, write to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10035 or call toll-free at 1-844-343-2643.

By Order of the Board of Trustees,

Elisabeth A. Dahl
Secretary

Date: August 2, 2022

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

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PROXY PROXY

UNIFIED SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2022
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the "Fund") hereby appoints Elisabeth A. Dahl and Martin R. Dean, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 6, 2022 at 10:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(844) 343-2643** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/UST2022 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 6, 2022.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE BELOW TRUSTEE NOMINEES

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

1. To elect eight Trustees to the Board of Trustees of the Trust

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** ☐ **FOR ALL EXCEPT**

Nominees:

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/UST

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